*** INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

PURCHASE AGREEMENT NUMBER PA-03715

(Contract Reference No. 11SIES2016US)

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Relating to Boeing Model 777-300ER Aircraft

GUN-PA-03715

PA Page 1

BOEING PROPRIETARY

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TABLE OF CONTENTS

ARTICLES

Article 1	Quantity, Model and Description
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment
Article 5	Additional Terms

TABLE

1	Aircraft Information Table

EXHIBIT

A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	Engine escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

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LETTER AGREEMENTS

LA-1106360	Open Configuration Matters
LA-1106319	EULA Special Matters
LA-1106320	Loading of Customer Software
LA-1106321	Liquidated Damages Non-Excusable Delay
LA-1106322	Aircraft Performance Guarantees
LA-1106323	Spare Parts Initial Provisioning
LA-1106317	Boeing Purchase of Buyer Furnished Equipment
LA-1106324	Special Matters
LA-1106318	Special Escalation Program
LA-1106618	Flexible Delivery Positions
LA-MTE-1675	Government Approval
LA-MTE-1676	Board of Directors Approval
LA-MTE-1677	Shareholder Approval
LA-MTE-1678	Clarifications and Understandings
LA-MTE-1679	Special Provisions Relating to Payment Matters
LA-MTE-1680	Promotional Support

GUN-PA-03715

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Purchase Agreement No. PA-03715

between

The Boeing Company

and

China Southern Airlines Company Limited

with

China Southern Airlines Group Import and Export Trading Corp., Ltd.

as Consenting Party

This Purchase Agreement No. PA-03715 between The Boeing Company, a Delaware corporation, (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. as consenting party (**Consenting Party**) relating to the purchase and sale of Model 777-300ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (**Purchase Agreement**) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 19, 2000 between Boeing and Consenting Party (formerly known as China Southern Airlines (Group) Import & Import Trading Corporation), identified as AGTA-GUN (**AGTA**). Boeing and Consenting Party consent and agree that Customer may utilize the AGTA for the Purchase Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA. All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA, except that the term "Customer" in this Purchase Agreement shall mean "Buyer" in the AGTA.

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-300ER aircraft (**Aircraft**). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1 and are subject to the terms and conditions specified in Letter Agreement GUN-PA-03715-LA-1106618 Flexible Delivery Positions and Customer signing Supplemental Agreement No. 1 to Purchase Agreement 3600. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

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4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (**Deposit**).

4.2 The standard advance payment schedule for the Model 777-300ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one (1%) percent, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Deposit and (vii) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

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5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

February 28, 2012
Date

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03715

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BOEING PROPRIETARY

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Table 1 To

Purchase Agreement No. PA-03715

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds	Detail Specification:	D019W005-H (8/31/2011)	2Q11 External Fcst

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-W Afm

Airframe Price:		$267,275,000	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		***

Sub-Total of Airframe and Features:		***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	111.3

Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (ICI):	175.9

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		$265,000

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Dec-2013	1	1.156	***
Jul-2014	1	1.1783
Aug-2014	2	1.1818
Dec-2014	1	1.1928
Aug-2015	1	1.2183
Nov-2015	1	1.2258
Feb-2016	1	1.2393
May-2016	1	1.2463
Aug-2016	1	1.2558
Total:	10

GUN-PA-03715 58948-1F.TXT	Boeing Proprietary	Page 1

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AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit A to Purchase Agreement Number PA-03715

GUN-PA-03715-EXA

EXA Page 1

BOEING PROPRIETARY

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Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 777-300ER AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement GUN-PA-03715-LA-1106360 (Open Configuration Matters) to the Purchase Agreement.

GUN-PA-03715-EXA

EXA Page 2

BOEING PROPRIETARY

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AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit B to Purchase Agreement Number PA-03715

GUN-PA-03715-EXB

EXB Page 1

BOEING PROPRIETARY

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Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than **six (6) months prior to delivery** of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than **three (3) months prior to delivery** of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least **three (3) months prior to delivery**. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than **three (3) months prior to delivery** of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than **twenty (20) days prior to delivery** all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration

GUN-PA-03715-EXB

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dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than **twenty (20) days prior to delivery** of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (**CBP**), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than **thirty (30) days prior to delivery** of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than **twenty (20) days prior to delivery** of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v) a complete ferry flight itinerary.

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

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4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
777	***

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Should the Aircraft be exported, a Transportation Security Administration (**TSA**) waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer's acceptance team at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (**eAPIS**). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer's acceptance team at the Boeing delivery center. Boeing will assist Customer, as needed, to fill out the eAPIS form.

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ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03715

GUN-PA-03715-AE1

AE1 Page 1

BOEING PROPRIETARY

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ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 777-300ER AIRCRAFT

1. Formula.

Airframe and Optional Features price adjustments (**Airframe Price Adjustment**) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

$$P_a = (P+B)(L + M) - P$$

Where:

P_a = Airframe Price Adjustment. (For Model 777-300ER, the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

$$L = .65 \times \left(\frac{ECI}{ECI_b}\right)$$

Where:

ECI_b is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

$$M = .35 \times \left(\frac{ICI}{ICI_b}\right)$$

Where:

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ICI_b is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

$$B = 0.005 \times (N/12) \times (P)$$

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i) In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii) .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii) .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv) The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v) The final value of P_a will be rounded to the nearest dollar.

(vi) The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

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2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i) The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii) The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

GUN-PA-03715-AE1

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BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03715

GUN-PA-03715-BFE1

BFE1 Page 1

BOEING PROPRIETARY

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BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	October 1, 2012

Galley Inserts	October 1, 2012

Seats (Suites)	Not Offerable

Seats (F/C, B/C, Premium E/C)	April 2, 2012

Seats (Economy class)	September 4, 2012

Overhead & Audio System	October 1, 2012

In-Seat Video System	*

Miscellaneous Emergency Equipment	October 1, 2012

*In-Seat Video System (IFE-In-Flight Entertainment) must be selected concurrent with the longest lead seat program.

GUN-PA-03715-BFE1
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2.	On-dock Dates and Other Information.

On or before March 2013, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates

	December 2013	3Q2014
	Aircraft	Aircraft
Seats	October 11, 2013	May 12, 2014
Galleys/Furnishings	October 7, 2013	May 6, 2014
Antennas & Mounting Equipment	August 12, 2013	March 12, 2014
Avionics	October 7, 2013	May 6, 2014
Cabin Systems Equipment	October 7, 2013	May 6, 2014
Miscellaneous Emergency Equipment	October 7, 2013	May 6, 2014
Textiles/Raw Material	October 11, 2013	February 10, 2014

Item	Preliminary On-Dock Dates

	4Q2014	1Q2015
	Aircraft	Aircraft
Seats	August 11, 2014	November 12, 2014
Galleys/Furnishings	August 5, 2014	November 6, 2014
Antennas & Mounting Equipment	June 11, 2014	September 12, 2014
Avionics	August 5, 2014	November 6, 2014
Cabin Systems Equipment	August 5, 2014	November 6, 2014
Miscellaneous Emergency Equipment	August 5, 2014	November 6, 2014
Textiles/Raw Material	May 8, 2014	August 12, 2014

GUN-PA-03715-BFE1
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Item	Preliminary On-Dock Dates

	2Q2015	3Q2015
	Aircraft	Aircraft
Seats	February 9, 2015	May 8, 2015
Galleys/Furnishings	February 3, 2015	May 4, 2015
Antennas & Mounting Equipment	December 9, 2014	March 9, 2015
Avionics	February 3, 2015	May 4, 2015
Cabin Systems Equipment	February 3, 2015	May 4, 2015
Miscellaneous Emergency Equipment	February 3, 2015	May 4, 2015
Textiles/Raw Material	October 28, 2014	February 6, 2015

Item	Preliminary On-Dock Dates

	4Q2015	1Q2016
	Aircraft	Aircraft
Seats	August 13, 2015	November 10, 2015
Galleys/Furnishings	August 6, 2015	November 3, 2015
Antennas & Mounting Equipment	July 14, 2015	September 9, 2015
Avionics	August 6, 2015	November 3, 2015
Cabin Systems Equipment	August 6, 2015	November 3, 2015
Miscellaneous Emergency Equipment	August 6, 2015	November 3, 2015
Textiles/Raw Material	May 9, 2015	August 10, 2015

Item	Preliminary On-Dock Dates

	2Q2016	3Q2016
	Aircraft	Aircraft
Seats	February 9, 2016	May 11, 2016
Galleys/Furnishings	February 3, 2016	May 4, 2016
Antennas & Mounting Equipment	December 9, 2015	March 11, 2016
Avionics	February 3, 2016	May 4, 2016
Cabin Systems Equipment	February 3, 2016	May 4, 2016
Miscellaneous Emergency Equipment	February 3, 2016	May 4, 2016
Textiles/Raw Material	October 28, 2015	February 10, 2016

GUN-PA-03715-BFE1
BFE1 Page 4
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

3. Additional Delivery Requirements - Import.

Customer will be the "**importer of record**" (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer's BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer's BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the "International Shipment Routing Instructions", including the Customs Trade Partnership Against Terrorism (**C-TPAT**), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

GUN-PA-03715-BFE1

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BOEING PROPRIETARY

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CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03715

GUN-PA-03715-CS1

CS1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Airplane General Familiarization Course ***

1.2 Mechanical/Electrical Systems Course (Line and Base) ***

1.3 Avionics Systems Course (Line and Base) ***

1.4 Engine Run-Up Course ***

1.5 Corrosion Prevention & Control Course ***

1.6 Aircraft Rigging Course ***

1.7 Composite Repair for Technicians ***

1.8 Cabin Management System (**CMS**) Configuration Database Generator (**CDG**) Familiarization Course ***

1.9 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

2. Flight Training.

2.1 Transition training ***. The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft

2.2 Flight Dispatcher training ***

2.3 Flight Attendant training ***

2.4 Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

GUN-PA-03715-CS1

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BOEING PROPRIETARY

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2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

2.6 Additional Flight Operations Services:

(i) Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

(ii) Instructor pilots for *** calendar days for revenue service training assistance;

(iii) An instructor pilot to visit Customer *** months after revenue service training to review Customer's flight crew operations for a *** week period.

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide *** on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide *** on-site visit to Customer's main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide *** on-site visit to Customer's main base to evaluate Customer's maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i) Recommended Spares Parts List (**RSPL**). A customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

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BOEING PROPRIETARY

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(ii) Illustrated Parts Catalog (**IPC**). A customized IPC in accordance with ATA 100 will be provided.

(iii) Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv) Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4. Technical Data and Documents.

4.1 Flight Operations.

Airplane Flight Manual
Operations Manual and Checklist
Planning and Performance Manual
Weight and Balance Manual
Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Fault Reporting Manual
Performance Engineer's Manual
Jet Transport Performance Methods
FMC Supplemental Data Document
Operational Performance Software
Baggage/Cargo Loading Manual
ETOPS Guide Vol. III
Flight Planning and Performance Manual

4.2 Maintenance.

Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Structural Repair Manual
Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Corrosion Prevention Manual
Fault Isolation Manual
Interior Reconfiguration Document
Power Plant Buildup Manual (except Rolls Royce)
Significant Service Item Summary
All Operators Letters
Service Letters
Structural Item Interim Advisory
Combined Index
Maintenance Tips

GUN-PA-03715-CS1

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BOEING PROPRIETARY

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Configuration Data Base Generator User Guide
Production Management Data Base
Baggage/Cargo Loading Manual

4.3 Maintenance Planning.

Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report
ETOPS Guide Vol. II
Configuration Maintenance and Procedures for Extended Range Operations

4.4 Spares.

Illustrated Parts Catalog

4.5 Facilities and Equipment Planning.

Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment List/Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Airplane Rescue and Fire Fighting Document
Engine Handling Document
ETOPS Guide Vol. I

4.6 Supplier Technical Data.

Service Bulletins
Ground Support Equipment Data
Provisioning Information
Component Maintenance Manuals and Index
Publications Index
Product Support Supplier Directory

GUN-PA-03715-CS1

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BOEING PROPRIETARY

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ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03715

GUN-PA-03715-EE1

EE1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-300ER AIRCRAFT

1. ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 777-300ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from General Electric Company (**GE**) GE's guarantee that GE will extend directly to Customer GE's warranty, special guarantees and product support services (hereinafter collectively referred to as **Warranty**); subject, however, to Customer's acceptance of the conditions set forth in the Warranty.

In consideration for Boeing's having obtained GE's guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

GUN-PA-03715-EE1

EE1 Page 2

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03715

GUN-PA-03715-SLP1

SLP1 Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 777-300ER AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03715.

1. Wing.

(i) Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii) Wing spar webs, chords and stiffeners.

(iii) Inspar wing ribs.

(iv) Inspar splice plates and fittings.

(v) Main landing gear support structure.

(vi) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii) Wing-to-body structural attachments.

(viii) Engine strut support fittings attached directly to wing primary structure.

(ix) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x) Leading edge device and trailing edge flap support system.

(xi) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(i) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii) Window and windshield structure but excluding the windows and windshields.

(iii) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around

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BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii) Forward and aft pressure bulkheads.

(viii) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x) Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i) External skins between front and rear spars.

(ii) Front and rear spars including stiffeners.

(iii) Attachment fittings between vertical stabilizer and body.

(iv) Inspar ribs.

(v) Rudder hinges and supporting ribs, excluding bearings.

(vi) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii) Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

(i) External skins between front and rear spars.

(ii) Front and rear spars including splices and stiffeners.

(iii) Inspar ribs.

(iv) Stabilizer splice fittings and pivot and screw support structure.

(v) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

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BOEING PROPRIETARY

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(vi) Elevator internal, fixed attachment and actuator support structure.

(vii) Elevator hinges and supporting ribs, excluding bearings.

5. <u>Engine Strut</u>.

(i) Strut external surface skin and doublers and stiffeners.

(ii) Internal strut chords, frames and bulkheads.

(iii) Strut to wing fittings and diagonal brace.

(iv) Engine mount support fittings attached directly to strut structure.

(v) For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

6. <u>Main Landing Gear</u>.

(i) Outer cylinder.

(ii) Inner cylinder.

(iii) Upper and lower side strut, including spindles and universals.

(iv) Upper and lower drag strut, including spindles and universals.

(v) Orifice support tube.

(vi) Downlock links including spindles and universals.

(vii) Torsion links.

(viii) Bogie beam.

(ix) Axles.

(x) Steering crank arm.

(xi) Steering rod.

7. <u>Nose Landing Gear</u>.

(i) Outer cylinder.

(ii) Inner cylinder, including axles.

(iii) Orifice support tube.

(iv) Upper and lower drag strut, including lock links.

(v) Steering plates and steering collar.

(vi) Torsion links.

(vii) Actuator support beam and hanger.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

GUN-PA-03715-SLP1

SLP1 Page 4

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106360

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Open Configuration Matters

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer's Model 777-300ER Aircraft has been defined by Detail Specification D019W005 revision H dated as of August 31, 2011 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (**Final Configuration**) in accordance with the following schedule:

1.2.1 No later than twenty four (24) months prior to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss potential optional features.

1.2.2 Within forty five (45) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3 Customer will then have thirty (30) days to accept or reject the optional features.

2. Amendment of the Purchase Agreement. Within thirty (30) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

GUN-PA-03715-LA-1106360
Open Configuration Matters LA Page 1
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BOEING

2.1 Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (**Customer Configuration Changes**);

2.3 Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.4 Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

2.5 Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (**SPE**) and the price of the SPE reflected in the Customer Configuration Changes.

3. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1 Software. Additional provisions relating to software.

3.2 Seller Purchased Equipment (**SPE**) and/or Buyer Furnished Equipment (**BFE**). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

GUN-PA-03715-LA-1106360
Open Configuration Matters
LA Page 2
BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By ______________________

Its ______________________

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By ______________________

Its ______________________

GUN-PA-03715-LA-1106360
Open Configuration Matters

BOEING PROPRIETARY

LA Page 3

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106319

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Special Matters relating to COTS Software and End User License Agreements

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Recitals

1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (**COTS Software**).

2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (**EULA**), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1. At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULAs applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULAs.

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULAs.

GUN-PA-03715-LA-1106319
EULA Special Matters
LA Page 1
BOEING PROPRIETARY

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BOEING

3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULAs, including without limitation the re-licensing of the software to Customer's transferee and the flow down within such license of the further requirement that Customer's transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By Millie Edwards

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03715-LA-1106319
EULA Special Matters

BOEING PROPRIETARY

LA Page 2

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BOEING

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106320

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Loading of Customer Software

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Customer may request Boeing to install software owned by or licensed to Customer (**Software**) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (**ACARS**), (ii) digital flight data acquisition unit (**DFDAU**), (iii) flight management system (**FMS**), (iv) cabin management system (**CMS**), (v) engine indication and crew alerting system (**EICAS**), (vi) airplane information management system (**AIMS**), (vii) satellite communications system (**SATCOM**), and (viii) In-Flight Entertainment (**IFE**).

2. For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3. The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4. For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer's IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5. All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i) Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions

GUN-PA-03715-LA-1106320
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BOEING PROPRIETARY

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BOEING

Document, to the AGTA and such articles apply to the installation of the Software.

(ii) Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii) Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY

By Millie Edwards

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By ____________

Its ____________

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By ____________

Its ____________

GUN-PA-03715-LA-1106320
Loading of Customer Software

BOEING PROPRIETARY

LA Page 2

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106321

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Liquidated Damages – Non-Excusable Delay

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (**Scheduled Delivery**) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of fourteen (14) days (collectively the **Non-Excusable Delay Payment Period**) at a rate of *** per Aircraft not to exceed an aggregate sum of *** per Aircraft (**Liquidated Damages**).

2. Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of Non-Excusable Delay commencing fourteen (14) days after the Scheduled Delivery, Boeing will pay Customer interest calculated as follows (**Interest**):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the 90 day Certificate of Deposit rate as published in the U.S. Edition of the Wall Street Journal, effective the first business day of the calendar quarter and reset each calendar quarter. Such interest will be

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BOEING

calculated on a simple interest basis and paid in full at actual delivery or termination of such Aircraft.

3. Escalation.

In the event that any Aircraft has been delayed due to Non-Excusable Delay, the calculation of the Escalation Adjustment will be based on the scheduled delivery month as set forth in Table 1 of the Purchase Agreement.

4. Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft *** (**Non-Excusable Delay Period**). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

5. Termination.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

6. Exclusive Remedies.

The Liquidated Damages and Interest payable in accordance with paragraphs 1 and 2 of this Letter Agreement, and Customer's right to terminate pursuant to this Letter Agreement are Customer's exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

7. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer and cannot be assigned in whole or, in part.

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8. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106322

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Aircraft Performance Guarantees

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers or advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

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MODEL 777-300ER PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES COMPANY LIMITED

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER'S EMPTY WEIGHT
4	AIRCRAFT CONFIGURATION
5	GUARANTEE CONDITIONS
6	GUARANTEE COMPLIANCE
7	EXCLUSIVE GUARANTEES

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1 AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-300ER Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished GE90-115BL engines.

2 FLIGHT PERFORMANCE

2.1 Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of 30°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE: *** Feet

2.2 Landing

The FAA approved landing field length at a gross weight of *** pounds and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE: *** Feet

2.3 Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at 0.84 Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

2.4 Mission

2.4.1 Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to

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*** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
	The airport temperature is ***°C.
	The runway length is *** feet.
	The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet

	Maximum takeoff thrust is used for the takeoff.
	The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
	The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
	The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

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	The temperature is ISA+***°C during climb.
	Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.
	The initial cruise altitude is *** feet.
	An initial step climb to *** feet and additional step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
	The temperature is ISA+***°C during cruise.
	The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
	Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
	The temperature is ISA+***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
	The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

APU Operation:

Fuel	***	Pounds

Taxi-Out:

Fuel	***	Pounds

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Takeoff and Climbout Maneuver:

Fuel	***	Pounds
Distance	***	Nautical Miles

Approach and Landing Maneuver:

Fuel	***	Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	***	Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds.

For information purposes, the reserve fuel is based on an ISA+***°C day and a) a contingency fuel allowance equivalent to *** percent of the trip time required to fly from a redispatch point *** nautical miles from the airport of origin (based on a *** initial destination) to the final destination airport, starting at the end of the mission cruise at an LRC Mach number, b) a pad fuel increment of *** pounds, c) a missed approach and flight to a *** nautical mile alternate (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of ***), d) an approach and landing maneuver at the alternate airport, and e) a *** minutes hold at *** feet above the alternate airport altitude of *** feet.

2.4.2 Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions and operating rules are the same as Paragraph 2.4.1 except as follows:

Block Fuel: The block fuel is defined as the sum of the fuel used for APU operation, taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

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Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Takeoff and Climbout Maneuver:

Fuel	***	Pounds
Distance	***	Nautical Miles

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds.

2.4.3 Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions and operating rules:

Stage Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff: The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

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	The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
	The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
	The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.
	The temperature is ISA+***°C during climb.
	Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.
	The initial cruise altitude is *** feet.
	An initial step climb to *** feet and additional step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.
	The temperature is ISA+***°C during cruise.
	The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
	Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
	The temperature is ISA+***°C during descent.

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Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
	The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

APU Operation:

Fuel	***	Pounds

Taxi-Out:

Fuel	***	Pounds

Takeoff and Climbout Maneuver:

Fuel	***	Pounds
Distance	***	Nautical Miles

Approach and Landing Maneuver:

Fuel	***	Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	***	Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds.

For information purposes, the reserve fuel is based on an ISA+***°C day and a) a contingency fuel allowance equivalent to *** percent of the trip time required to fly from a redispatch point *** nautical miles from the airport of origin (based on a *** initial destination) to the final destination airport, starting at the end of the mission cruise at an LRC Mach number, b) a pad fuel increment of *** pounds, c) a missed approach and flight to a *** nautical mile alternate (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of ***), d) an approach and landing maneuver at the alternate airport, and e) a *** minutes hold at *** feet above the alternate airport altitude of *** feet.

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2.4.4 Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules are the same as Paragraph 2.4.3 except as follows:

Block Fuel: The block fuel is defined as the sum of the fuel used for APU operation, taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds.

2.4.5 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.4.6 is the basis for the mission guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, and 2.4.4.

2.4.6 777-300ER Weight Summary - China Southern Airlines

	Pounds
Standard Model Specification MEW	***
Configuration Specification D019W005, Rev. H,	
Dated August 31, 2011	
365 (22 FC / 70 BC / 273 TC) Interior	
GE90-115B Engines	
*** Lb. Maximum Taxi Weight	

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*** USG Fuel Capacity

Changes for China Southern Airlines:				
Interior Change to 351 Passengers (4 FC / 36 CC / 311 YC) *				***
Ref: LOPA-B7713085				
Selected MTW: 777000 lb				***
Engine Thrust Rating: GE90-115B				***
First Class In-Seat Video Equipment				***
Business Class In-Seat Video Equipment				***
Economy Class In-Seat Video Equipment				***
In-Flight Entertainment - Head End Equipment				***
In-Flight Overhead Pilot Rest (2 Berths, 2 Seats & Closet)				***
In-Flight Overhead Attendant Rest (8 berths at Door 5)				***
Additional Customer Options Allowance				***
China Southern Airlines Manufacturer's Empty Weight (MEW)				***
Standard and Operational Items Allowance (Paragraph 2.4.7)				***
China Southern Airlines Operational Empty Weight (OEW)				***
	Quantity	Pounds	Pounds	
* Seat Weight Included:			***	
First Class Singles	***	***		
First Class Doubles	***	***		
Business Class Doubles	***	***		
Economy Class Doubles	***	***		
Economy Class Quads	***	***		
Economy Class Quints	***	***		

2.4.7 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				***
Unusable Fuel			***	
Oil			***	
Oxygen Equipment			***	
Passenger Portable	***	***		
Miscellaneous Equipment			***	
First Aid Kits	***	***		

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Crash Axe	***	***			
Megaphones	***	***			
Flashlights	***	***			
Smoke Goggles	***	***			
Smoke Hoods	***	***			
Fire Gloves	***	***			
Galley Structure & Fixed Inserts (1355 cu ft @ 4.7 lb/cu ft)				***	
Operational Items Allowance					***
Crew and Crew Baggage				***	
Flight Crew (Inc. Pilot Flight Bag)	***	***			
Cabin Crew (Inc. Flight Att. Kit)	***	***			
Baggage	***	***			
Catering Allowance	***	***		***	
First Class	***	***			
Business Class	***	***			
Economy Class	***	***			
Passenger Service Equipment (351 @ 3 lb. ea.)			***		
Potable Water - (294 USG) 351 Passengers @ 7 lb. ea.				***	
Waste Tank Disinfectant			***		
Emergency Equipment (Incl. Overwater Equip.)			***		
Slide Rafts	***	***			
Life Vests	***	***			
Locator Transmitter	***	***			
Cargo System	***	***		***	
Pallets	***	***			
Containers	***	***			
Total Standard and Operational Items Allowance					***

3 MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4 AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision H of Configuration Specification D019W005, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer's Detail

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Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The guarantee payloads of Paragraph 2.4.1 and 2.4.3 and the specified payloads of Paragraph 2.4.2 and 2.4.4 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5 GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the

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improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5 The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of ***pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). The APU is turned off unless otherwise specified.

5.6 Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is *** percent of the maximum cruise fuel mileage.

5.7 The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees is based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

5.8 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

6 GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 777-300ER.

6.3 Compliance with the cruise range guarantee and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4 The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

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6.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106323

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Spare Parts Initial Provisioning

Reference: a) PurchaseAgreement No. 03517 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

b) Customer Services General Terms Agreement No. 1B-1 (**CSGTA**) between Boeing and Customer.

This letter agreement (**Letter Agreement**) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for "Aircraft" which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer's successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1. Definitions.

1.1 **Provisioning Data** means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (**RSPL**), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2 **Provisioning Items** means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (**GSE**), quick engine change (**QEC**) kits engines and engine parts..

1.3 **Provisioning Products Guide** means the Boeing Manual D6-81834 entitled "**Spares Provisioning Products Guide**".

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2. Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (**BFE**) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

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3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or Engine Spare Parts will be one hundred twelve percent (112%) of the supplier's list price for such items.

3.3 QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (**QEC**) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4. Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5. Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from

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Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6. Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing *** year after delivery of the first Aircraft, and ending *** years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (**MRA**) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to *** of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's *** handling charge. Boeing will pay the repurchase price by issuing a

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BOEING PROPRIETARY

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BOEING

credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7. Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8. Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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BOEING

10. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing

Very truly yours,

THE BOEING COMPANY

By Millie Edwards

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By ____________________

Its ____________________

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By ____________________

Its ____________________

GUN-PA-03715-LA-1106323
Spare Parts Initial Provisioning

BOEING PROPRIETARY

LA Page 6

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106317

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Boeing Purchase of Buyer Furnished Equipment

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (**BFE**) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1. Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (**BFE Bill of Sale**) immediately prior to delivery of the Aircraft.

2. The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer immediately after receipt by Boeing of the Aircraft Price balance and Aircraft delivery, at which time Boeing will deliver a bill of sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3. Customer will pay to Boeing the amount of any taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4. The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

5. Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way

GUN-PA-03715-LA-1106317
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connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6. Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7. Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8. For the purposes of this Letter Agreement, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By ______________________

Its ______________________

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By ______________________

Its ______________________

GUN-PA-03715-LA-1106317
Boeing Purchase of BFE

BOEING PROPRIETARY

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BOEING

Exhibit A
FULL WARRANTY BILL OF SALE

China Southern Airlines Company Limited (**Seller**) in consideration of the promise of The Boeing Company (**Buyer**) to pay to Seller ______ U.S. Dollars ($____) hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (**BFE**). Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer's Serial No. ______ on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A. EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By: ______________________________

Date: ______________________________

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

By: ______________________________

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Boeing Purchase of BFE
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SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 777-300ER Aircraft bearing

Manufacturer's Serial No. _________

Document PED

Issued

Revision of _________

GUN-PA-03715-LA-1106317
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Exhibit B

BOEING BILL OF SALE

The Boeing Company (**Seller**) in consideration of the sum of $1.00 and other valuable consideration hereby sells to China Southern Airlines Company Limited (**Buyer**) the goods described in the Schedule of Equipment attached hereto (**BFE**).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

THE BOEING COMPANY

By: ________________________________

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By: ________________________________

Date: ________________________________

GUN-PA-03715-LA-1106317
Boeing Purchase of BFE
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BOEING

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 777-300ER Aircraft bearing

Manufacturer's Serial No. ________

Document PED

Issued

Revision of _______

GUN-PA-03715-LA-1106317
Boeing Purchase of BFE
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BOEING PROPRIETARY

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106324

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Special Matters

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Credit Memoranda.

1.1 Basic Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

1.2 Customer Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a Customer Support Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

1.3 777 Loyal Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 777 Loyal Support Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

1.4 777-300ER New Customer Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 777-300ER New Customer Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

1.5 777-300ER and 777F Dual Model Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 777-300ER and 777F Dual Model Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

1.6 777-300ER and 787 Dual Model Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 777-300ER and 787 Dual Model Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

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1.7 Signing Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a Signing Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of ***.

1.8 Special Training Credit Memorandum. Boeing will provide a Special Training Credit Memorandum in the *** amount of *** for purchase of Boeing training classes or training related services. This credit memorandum will be available for Customer to use *** months prior to delivery of the first Aircraft for training classes or services only. Customer may also use the Special Training Credit Memorandum to purchase Boeing proprietary spare parts, goods and services after Customer has taken delivery of the first Aircraft in this Purchase Agreement, or apply against the Aircraft Price of the first Aircraft at the time of delivery. Customer will notify Boeing in writing how to apply the Special Training Credit Memorandum prior to delivery of the first Aircraft.

1.9 Electronic Flight Bag (EFB) Credit Memorandum. Boeing will provide an EFB Credit Memorandum in the *** amount of *** for Customer to use various EFB applications for the Aircraft. This credit memorandum will be available for Customer to use after delivery of the first Aircraft. Customer will need to sign separate EFB licenses with Boeing.

1.10 Promotional Support Credit Memorandum. Boeing will issue to Customer Promotional Support Credit Memorandum in the *** amount of *** to be used to market and promote the Aircraft in accordance with Letter Agreement GUN-PA-03715-MTE-1680 (Promotional Support) to the Purchase Agreement. Notwithstanding Letter Agreement GUN-PA-03715-MTE-1680 and as an accommodation to Customer, Customer may apply a portion or the entire Promotional Support Credit Memorandum amount against the Aircraft Price of the first Aircraft at the time of delivery. Customer will notify Boeing in writing how to apply the Promotional Support Credit Memorandum prior to delivery of the first Aircraft.

1.11 Customer Appreciation Credit Memoranda. In consideration of Customer purchasing ten (10) 777-300ER Aircraft and in recognition of Customer taking delivery and operating 787 aircraft under Purchase Agreement 2532, Boeing will provide to Customer a one-time Customer Appreciation Credit Memorandum in the *** amount of *** on December ***. In addition, Boeing will provide a Customer Appreciation Credit Memorandum at delivery of each 777-300ER Aircraft in an amount determined by multiplying the Airframe Price by a factor of ***. Customer may use Customer Appreciation Credit Memoranda to purchase Boeing propriety spare parts, goods and services, or apply against the Aircraft Price of 777-300ER Aircraft. Customer will notify Boeing in writing how to apply the Customer Appreciation Credit Memoranda. Customer acknowledges that Customer Appreciation Credit Memoranda provided under this paragraph 1.11 are provided to Customer as a one-time accommodation, and will not be applicable to future 777-300ER aircraft.

1.12 Advance Payment Credit Memorandum. To address Customer's concerns about the advance payment schedule as shown in Table 1, Boeing will provide an Advance Payment Credit Memorandum in the *** amount of ***, which be applied on the final aircraft invoice at delivery of each 777-300ER Aircraft.

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BOEING

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through 1.7, as well as the *** Customer Appreciation Credit Memoranda stated in paragraph 1.11, are in July *** base year dollars and will be escalated to the same month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft, and shall be subject to the same provisions set forth in Letter Agreement GUN-PA-03715-LA-1106318. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer's taking title to the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106318

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Special Escalation Program

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. <u>Capped Escalation</u>.

1.1 Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Aircraft for the period beginning *** and continuing through *** (**Capped Period**), in accordance with the terms of this Letter Agreement.

1.2 The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Aircraft will be capped during the Capped Period at a fixed rate of *** per year compounded annually resulting in the escalation factors set forth in Attachment A (**Capped Factors**).

2. <u>Determining Escalation for Aircraft Delivering Within the Capped Period</u>.

2.1 For Aircraft delivering within the Capped Period, Boeing will, at time of Aircraft delivery, calculate the Escalation Adjustment of the Airframe Price and Optional Features Prices using (i) actual indices in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement (**Standard Escalation Formula**) and (ii) the Capped Factor. The final Aircraft Price will include the escalated Airframe Price and Optional Features Prices utilizing the Standard Escalation Formula or the Capped Factor, whichever is less.

2.2 In the event any Aircraft scheduled to deliver within the Capped Period delivers after the Capped Period, in addition to any other applicable terms and/or conditions set forth in the Purchase Agreement, the Escalation Adjustment for the Airframe Price and Optional Features Prices will be calculated in accordance with the Standard Escalation Formula or the Standard Escalation Formula, as modified in paragraph 3 below (which will utilize the Capped Factor for the last month of the Capped Period), whichever is less.

GUN-PA-03715-LA-1106318
Special Escalation
BOEING PROPRIETARY

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3. Determining Escalation for Aircraft Delivering After the Capped Period.

3.1 For Aircraft scheduled to deliver after the Capped Period, the Escalation Adjustment for the Airframe Price and Optional Features Prices will be calculated in accordance with the provisions of the Standard Escalation Formula or the Standard Escalation Formula, as modified in paragraph 3.2 below (which will utilize the Capped Factor for the last month of the Capped Period), whichever is less.

3.2 For Aircraft delivering after the Capped Period, the below formula will be used to calculate the Escalation Adjustment:

$$P_a = ((P \times F) + B_e)((L + M) / (L_e + M_e)) - P$$

Where:

P_a= is defined in Supplemental Exhibit AE1

P = is defined in Supplemental Exhibit AE1

L = is defined in Supplemental Exhibit AE1

M = is defined in Supplemental Exhibit AE1

B_e= is calculated the same as "B" set forth in Supplemental Exhibit AE1 except "N" is the number of calendar months which have elapsed from the end of the Capped Period up to and including the month of delivery in lieu of the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery

F = is the escalation Capped Factor at the end of the Capped Period

L_e is calculated the same as "L" set forth in Supplemental Exhibit AE1 except the value is calculated based on the last month of the Capped Period in lieu of the Aircraft delivery date

M_e is calculated the same as "M" set forth in Supplemental Exhibit AE1 except the value is calculated based on the last month of the Capped Period in lieu of the Aircraft delivery date.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

4. Affect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

5. Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the firm Aircraft set forth in Table 1 of the Purchase Agreement as of the execution date of this Letter Agreement.

6. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Aircraft set forth in Table 1 as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

7. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer and cannot be assigned in whole or, in part.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement GUN-PA-03715-LA-1106318

SPECIAL ESCALATION PROGRAM FACTORS

Included Aircraft with scheduled Delivery Dates:

Calendar Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2013	***
2014
2015
2016

Note:

The Special Escalation Program Factors above reflect an annual rate of escalation of ***

Deliveries after the Capped Period

Month and Year
August 2016

GUN-PA-03715-LA-1106318
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-1106618

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Flexible Delivery Positions

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Certain delivery positions identified in Table 1 to the Purchase Agreement (**Flexible Delivery Positions**) are not currently available. However, Boeing believes with reasonable probability that such Flexible Delivery Positions will become available and therefore, notwithstanding anything to the contrary in the Purchase Agreement, such Flexible Delivery Positions are subject to the terms and conditions described herein.

1. Boeing reserves the right to change any Flexible Delivery Position with prior written notice to Customer provided: (i) such notice shall be provided no later than the first day of the month that is twelve (12) prior to the first month in the delivery quarter; and (ii) such revised delivery position is within the same delivery quarter, either sooner or later, of the Flexible Delivery Position it is replacing.

2. Boeing may only exercise its right to change a Flexible Delivery Position once for each such position. Should Boeing not exercise its right to change the Flexible Delivery Position, the Aircraft will be delivered in the originally scheduled delivery month as set forth in Table 1 to the Purchase Agreement.

3. Should Boeing exercise its right to change the Flexible Delivery Position:

3.1 For any Aircraft for which the delivery date is later than the Flexible Delivery Position it is replacing, as identified in paragraph 1, above: (i) the calculation of the Escalation Adjustment will be based on the delivery month specified for the original Flexible Delivery Position, and (ii) the advance payment schedule for such Aircraft will be adjusted to reflect the new delivery month;

3.2 For any Aircraft for which the delivery date is sooner than the applicable Flexible Delivery Position: (i) the calculation of the Escalation Adjustment will be based on the new

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BOEING

delivery month established for such Aircraft, and (ii) the advance payment schedule for such Aircraft will be adjusted to reflect the new delivery month;

3.3 The BFE on-dock dates will be adjusted to support the revised delivery month. In no event shall Boeing move an Aircraft to a delivery position that cannot be supported by the BFE supplier.

4. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03715-LA-1106618
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BOEING PROPRIETARY

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Airframe Model/MTOW:	777-300ER	775000 pounds	Detail Specification:	D019W005-H (8/31/2011)	2Q11 External Fcst

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-W Afm

Airframe Price:		$267,275,000	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		***

Sub-Total of Airframe and Features:		***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	111.3

Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (ICI):	175.9

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		$265,000

			Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery		Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date		Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Dec-2013		1	1.156	***
Jul-2014	*	1	1.1783
Aug-2014	*	2	1.1818
Dec-2014	*	1	1.1928
Aug-2015	*	1	1.2183
Nov-2015	*	1	1.2258
Feb-2016	*	1	1.2393
May-2016	*	1	1.2463
Aug-2016	*	1	1.2558
Total:		10

GUN-PA-03715-LA-1106618
Flex Delivery Positions	58948-1F.TXT	Boeing Proprietary	LA Page 3

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-LA-MTE-1675

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Government Approval

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the People's Republic of China (**Government Approval**). Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2. Flexibility.

Boeing and Customer will work together to ensure the delivery schedule and advance payments as specified in Table 1 of the Purchase Agreement are met. If Boeing has not received written notification from Customer that Government Approval had been obtained *** months prior to Aircraft delivery and Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer, take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing's production considerations and requirements, while expressly reserving all of our rights and remedies under law.

2.1. Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing will give Customer *** business days advance notice of any such Aircraft rescheduling, and will

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BOEING

not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such *** business days notification period.

The following terms shall apply to the rescheduled Delivery Period Aircraft.

2.1.1. The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.2. Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.3. The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as "subject to escalation" will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.4. As any delivery reschedule contemplated by this Letter Agreement is a direct result of not obtaining Government Approval in a timely fashion, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2. Terminate Aircraft. Boeing may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

3. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-MTE-1676

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Board of Directors Approval

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. <u>Board of Directors Approval</u>.

Customer requires the approval of the Board of Directors of China Southern Airlines Company Limited prior to entering into the Purchase Agreement. Customer's and China Southern Airlines Group Import and Export trading Corp. Ltd.'s signatures on this Letter Agreement are acknowledgement that Customer has obtained such approvals.

GUN-PA-03715-LA-MTE-1676
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BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-MTE-1677

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Shareholder Approval

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. <u>Listing Matters.</u>

Customer is a listed issuer of equity securities at the Stock Exchange of Hong Kong Limited (**Stock Exchange**). Under the governing rules of the Stock Exchange, Customer's purchase of the Aircraft is a transaction classified as a "very substantial acquisition". Such classification by the Stock Exchange requires Customer to comply with the following disclosure and shareholder approval requirements regarding the purchase of the Aircraft.

2. <u>Shareholder Approval</u>.

As required by the listing rules of the Stock Exchange, a very substantial acquisition transaction" must be approved by shareholders in a general meeting. Shareholder approval for the purchase by the Customer of the Aircraft will be obtained, following the process defined under the listing rules, as soon as practicable after the signing of this Letter Agreement. Customer agrees that it will advise Boeing of such approval when obtained by providing written or telegraphic notice on June 30, 2012, or as soon thereafter as practicable.

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By ______________________

Its ______________________

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By ______________________

Its ______________________

GUN-PA-03715-MTE-1677
Shareholder Approval

BOEING PROPRIETARY

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-MTE-1678

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Clarifications and Understandings

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

(a) Article 1. Quantity, Model and Description.

As a point of clarification, as set forth in the AGTA, the Aircraft are manufactured to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft, and the aircraft will obtain either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing's manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish Type Certificate. Similarly, the CAAC uses its CCAR 25 for Type Certificate. CCAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AC 21-2). Such additional requirements are documented by the FAA in AC 21-2.

(b) Article 4. Payment.

Paragraph 4.2 refers to payments due on the "effective date" of the Purchase Agreement. Paragraph 4.3 refers to payments due "upon signing" of the Purchase Agreement. For the avoidance of doubt, the effective date of the Purchase Agreement is the day it is signed. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement.

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(c) Exhibit B, Aircraft Delivery Requirements and Responsibilities, Paragraph 4., Delivery Actions by Boeing.

Paragraph 4.1 Schedule of Inspections and 4.2 Schedule for Demonstration Flights identify parties that participate in such actions. The Civil Aviation Authority of China (CAAC) may also participate in these actions.

In addition to the fuel provided by Boeing pursuant to paragraph 4.4, Boeing assists its customers with certain unique services or accommodation items at no additional charge. If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if Customer does not load its own navigation database for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

(d) Exhibit B. Paragraph 4.6 Delivery Papers, Documents and Data. Replace the first sentence in. with the following:

Boeing will have available at the time of delivery of the Aircrat certain delivery papers, documents and data for execution and delivery. Such documents may include, but not limited to the following:

1. Aircraft Bill of Sale
2. FAA Export Certificate of Airworthiness
3. Weight and Balance Supplement
4. Engine Brochure
5. Miscellaneous Delivery Record Brochure
6. Aircraft Readiness Log
7. Rigging Record Brochure
8. Auxiliary Power Unit Log
9. FAA Airworthiness Directive Compliance Record Status

(d) Supplemental Exhibit SLP1, Service Life Policy Components.

Customer is concerned that as the design of the Model 777-300ER aircraft evolves, the listing of Covered Components for the Aircraft may change. The following represents Boeing's viewpoint on how to ease this concern:

Should a Boeing design change occur that impacts the Service Life Policy Components, Boeing will revise the listing of Covered Components as required, and provide such revised listing to Customer for incorporation into the Purchase Agreement.

2. AGTA Terms Revisions.

Letter Agreement 6-1165-CKR-1223 under Purchase Agreement 3107 will apply to Purchase Agreement 03715.

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3. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By Millie Edmonds

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 28, 2012

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03715-MTE-1678
Clarifications and Understandings

BOEING PROPRIETARY

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-MTE-1679

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Special Provisions Relating to Payment Matters

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) Relating to Model 777-300ER Aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer's ability to make the initial *** advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that such advance payments due on the effective date of the Purchase Agreement, *** business days after the effective date of the Purchase Agreement, by which time Customer will pay all such advance payments as being due on or before that date.

2. Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. Boeing will strive to provide Customer with an invoice for advance payment due to Boeing thirty (30) calendar days prior to the date the payment is due. This is done as an accommodation for Customer and in no way relieves Customer from providing advance payments to Boeing on time per the Purchase Agreement.

3. Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment approximately thirty (30) days prior to Aircraft delivery.

4. Rescheduling of Aircraft.

Letter Agreement GUN-PA-03715-LA-MTE-1675 specifies the date by which government approval is to be obtained. After Customer obtains government approval and if

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Customer does not make all advance payments as specified in the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing's production considerations and constraints. Boeing will give Customer *** days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such *** day notification period.

5. Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of paragraph 4 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the *** days advance notice is given.

6. Default Interest.

If Boeing does not reschedule any or all of the Aircraft pursuant to the provisions of paragraph 4 above, and Customer has not brought the advance payments current, Customer agrees to compensate Boeing for the delayed payment of the advance payments. Such compensation will be computed on the unpaid advance payment amount, starting from the *** business day after the effective date of the Purchase Agreement, or from the date that any additional advance payments become due, until such date as payments are received by Boeing. The agreed rate of interest shall be Citibank Prime Rate, plus ***, as published on the first business day of each month in the Wall Street Journal.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03715-MTE-1680

China Southern Airlines Company Limited
Airport Road No. 278
Baiyun District
Guangzhou, Guangdong 510406
People's Republic of China

Subject: Promotional Support

Reference: Purchase Agreement No. PA-03715 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and China Southern Airlines Company Limited (**Customer**) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (**Consenting Party**) Relating to Model 777-300ER Aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. <u>Definitions</u>.

1.1 **Commitment Limit** shall have the meaning set forth in Article 2, below.

1.2 **Covered Aircraft** shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 **Performance Period** shall mean the period beginning *** year before and ending *** year after the scheduled delivery month of the first Covered Aircraft.

1.4 **Promotional Support** shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 **Qualifying Third Party Fees** shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

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2. Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** U.S. dollars (***).

3. Methods of Performance.

3.1 Subject to the Commitment Limit, Boeing will reimburse *** of Customer's payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than *** months after the delivery of the first Covered Aircraft.

3.2 Notwithstanding the above, at Customer's request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3 In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer's designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission